Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com 314.854.4134

Caleres Reports Fourth Quarter and Full Year 2021 Results

●	Achieves all-time record annual operating earnings and operating margins
●	Announces Board authorization of an incremental 7 million shares to its share repurchase program
●	Provides full-year 2022 earnings per share guidance of $3.75 to $4.00

ST. LOUIS, March 15, 2022 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of consumer-driven footwear brands, today reported financial results for the fourth quarter and fiscal year ended January 29, 2022.

“The Caleres team delivered its best-ever financial performance in 2021, with adjusted earnings per share that was nearly double the company’s previous all-time record,” said Diane Sullivan, Chairman and Chief Executive Officer. “Caleres capped off that exceptional 2021 performance with record-setting fourth quarter results, providing significant momentum as we head into fiscal 2022. These excellent results demonstrate the strength of our portfolio of brands, the success of our advanced operating capabilities, the tremendous efforts and talents of our global Associates and the significant value-enhancing transformation of the organization.”

During the quarter, Famous Footwear leveraged its concentration of sought-after brands and trend-right products to capitalize on robust consumer demand, resulting in an exceptional quarterly sales performance that was 8.8 percent higher than fourth quarter 2019, as well as a gross margin rate that was 641 basis points higher than the same period two years ago. At the same time, the Brand Portfolio continued its steady recovery post the pandemic, returning to solid profitability and establishing a strong foundation for a significantly improved earnings contribution in 2022. Notably, four of the portfolio’s key leadership brands – Sam Edelman, Allen Edmonds, Vionic and Blowfish – surpassed fourth quarter 2019 earnings levels.

"Looking ahead, given the positive structural changes we’ve made across the business, Caleres is poised for another strong earnings performance in 2022,” said Sullivan. “As we begin the year, we are intently focused on unlocking growth opportunities across the enterprise while taking additional steps to mitigate supply chain and inflationary pressures. Our powerful and diverse portfolio is uniquely positioned to meet consumer needs and capture growth across trending footwear categories such as event, occasion, and work, while at the same time continuing to capitalize on robust demand for still-popular athletic and sport-inspired styles.

“In short, Caleres is a much more agile and financially fit organization than it was two years ago. We have intensified our commitment to connect with current consumers, engage new customers and provide an elevated omni-channel experience, while also delivering fresh and compelling footwear across our portfolio of brands. We are confident that the investments we have made and the strategic priorities we have set in motion will enable Caleres to continue to drive long-term, sustainable value for our shareholders.”

Commitment to Enhancing Shareholder Value

During 2021, Caleres generated $168.4 million in cash from operations and used that cash to improve its financial position and continue its balanced capital return program. Among the highlights, the company:

●	Proactively replaced its higher-cost long-term debt with additional drawings under its lower-cost revolving credit facility.
●	Ended fiscal 2021 with $290 million of total debt – down from $448.9 million at the end of fiscal 2020. The actions to reduce and reposition the debt should lower the company’s 2022 annual interest expense by approximately $20 million versus 2019 levels.
●	Paid $10.6 million in dividends.
●	Repurchased 661,265 shares for approximately $17 million.

This strengthened financial position and potential for ongoing robust cash generation provides Caleres the flexibility to continue to return capital to shareholders, better align supply with consumer demand and invest in its long-term strategic initiatives.

The company’s Board of Directors recently authorized an incremental 7 million shares to its opportunistic share repurchase program. With this increase, the company has 9 million shares of Caleres common stock remaining for purchase under the program.

Key Financial Information:

Fourth Quarter 2021 Highlights

(13-weeks ended January 29, 2022 compared to 13-weeks ended January 30, 2021)

●	Net sales were $679.3 million, up 19.0 percent from the fourth quarter of fiscal 2020;
‒	A 15.9 percent sales increase in the Famous Footwear segment
‒	A 24.4 percent sales increase in the Brand Portfolio segment
‒	Direct-to-consumer sales represented 73.6 percent of total net sales
●	Gross profit was $294.8 million, while gross margin was 43.4 percent, or a 389-basis point improvement over the fourth quarter of 2020;
‒	A 48.9 percent gross margin in the Famous Footwear segment
‒	A 34.0 percent gross margin in the Brand Portfolio segment
●	SG&A as percentage of sales was 36.9 percent, 265-basis points lower than fourth quarter of fiscal 2020

●	Net earnings of $33.9 million, or earnings of $0.88 per diluted share, compared to a net loss of $77.0 million, or a loss of $2.11 per diluted share in the fourth quarter of fiscal 2020. Earnings of $0.88 per diluted share includes $0.03 for the below items:
‒	Deferred tax valuation allowances of $0.02 per diluted share
‒	Loss on early extinguishment of debt of $0.01 per diluted share related to the redemption of $100 million of senior notes
●	Adjusted net income of $34.9 million, or $0.91 per diluted share compared to adjusted net earnings of $1.3 million, or $0.03 per diluted share in the fourth quarter of fiscal 2020; and
●	Inventory levels were up 22.3 percent, year-over-year, with in-transit inventory approximately 1.9x higher than the fourth quarter of 2020, reflecting efforts to align inventory with robust consumer demand and ongoing supply chain disruptions.

Fiscal 2021 Results Versus 2020

(52-weeks ended January 29, 2022 compared to 52-weeks ended January 30, 2021)

●	Consolidated sales of $2,777.6 million, up 31.2 percent from fiscal year 2020;
‒	A 38.4 percent sales increase in the Famous Footwear segment
‒	A 19.8 percent sales increase in the Brand Portfolio segment
‒	Direct-to-consumer sales represented 75.1 percent of total net sales
●	Gross profit was $1,227.3 million, while gross margin was 44.2 percent, or an approximately 701-basis point improvement over fiscal year 2020;
‒	A 48.0 percent gross margin in the Famous Footwear segment
‒	A 35.8 percent gross margin in the Brand Portfolio segment
●	SG&A expense of $1,008.0 million, or 36.3 percent of net sales, down from 42.0 percent of sales in fiscal year 2020;
●	Net earnings for the year was $137.0 million, resulting in earnings per diluted share of $3.56 including $0.73 per diluted share for the below items:

‒	Brand Portfolio expense of $0.31 per diluted share related to Naturalizer retail exits;
‒	Fair value adjustment of $0.30 per diluted share associated with the mandatory purchase obligation for Blowfish Malibu;
‒	Deferred tax valuation allowances of $0.10 per diluted share; and
‒	Loss on early extinguishment of debt of $0.02 per diluted share related to the redemption of $200 million of senior notes and the amendment to our credit facility;
●	Adjusted net earnings of $165.2 million, or adjusted earnings of $4.29 per diluted share compared to adjusted net loss of $52.0 million, or adjusted loss of $1.40 per diluted share, in fiscal 2020;
●	Earnings before interest, taxes, depreciation, and amortization (EBITDA) of $272.4 million;
●	Adjusted earnings before interest, taxes, depreciation, and amortization (Adjusted EBITDA) of $285.9 million;
●	Generated $168.4 million in cash from operations; and
●	Returned $27.6 million to shareholders during the year through dividends and share repurchases.

Financial Outlook

“Clearly, fiscal 2021 was an exceptional year for Caleres with the company delivering record adjusted earnings per share,” said Sullivan. “We believe that our business has taken a step-change forward in its sustainable earnings expectations. Going forward, given the significant structural changes we have made across a range of critical performance areas, including financial, operational, marketing and logistics we expect our operating margin rate, return on sales and gross margin rate will exceed historical averages.”

Fiscal Year 2022 Outlook:

Inclusive of the company’s current expectations for its underlying business along with anticipated macro challenges that include inflationary pressures, ongoing supply chain dislocations, and lack of comparable governmental stimulus efforts, among others, Caleres expects consolidated sales to be flat to up 3 percent to 2021 sales and earnings per diluted share to be in the range of $3.75 to $4.00. Note this earnings range reflects an approximately 75 percent increase – at the midpoint – above the company’s pre-pandemic high-water mark of $2.21. With the momentum coming out of the fourth quarter, the company expects 50 percent of its earnings to be in the first half of 2022.

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. Eastern time today, Tuesday, March 15. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 1489541. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 9787564 through Monday, March 28.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share adjusted to exclude certain gains, charges, and recoveries, earnings before interest, taxes, depreciation and amortization, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) the coronavirus pandemic and its adverse impact on our business operations, store traffic and financial condition (ii) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (iii) rapidly changing consumer preferences and purchasing patterns and fashion trends; (iv) intense competition within the footwear industry; (v) customer concentration and increased consolidation in the retail industry; (vi) foreign currency fluctuations; (vii) impairment charges resulting from a long-term decline in our stock price; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to maintain relationships with current suppliers; (xiv) the ability to secure/exit leases on favorable terms; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 30, 2021, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres

Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the nearly 1,000 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Blowfish Malibu, Bzees, Circus by Sam Edelman and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
($ thousands, except per share data)	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Net sales	$679,280	$570,959	$2,777,604	$2,117,070
Cost of goods sold	384,494	345,400	1,550,287	1,330,021
Gross profit	294,786	225,559	1,227,317	787,049
Selling and administrative expenses	250,958	226,063	1,008,028	889,489
Impairment of goodwill and intangible assets	—	23,805	—	286,524
Restructuring and other special charges, net	—	31,070	13,482	96,694
Operating earnings (loss)	43,828	(55,379)	205,807	(485,658)
Interest expense, net	(2,128)	(14,541)	(30,930)	(48,287)
Loss on early extinguishment of debt	(361)	—	(1,011)	—
Other income, net	3,845	4,117	15,378	16,834
Earnings (loss) before income taxes	45,184	(65,803)	189,244	(517,111)
Income tax (provision) benefit	(11,242)	(11,276)	(51,081)	78,117
Net earnings (loss)	33,942	(77,079)	138,163	(438,994)
Net earnings (loss) attributable to noncontrolling interests	88	(103)	1,144	120
Net earnings (loss) attributable to Caleres, Inc.	$33,854	$(76,976)	$137,019	$(439,114)

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.89	$(2.11)	$3.59	$(11.80)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.88	$(2.11)	$3.56	$(11.80)

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	January 29, 2022	January 30, 2021
ASSETS
Cash and cash equivalents	$30,115	$88,295
Receivables, net	122,236	126,994
Inventories, net	596,807	487,955
Property and equipment, held for sale	5,455	—
Prepaid expenses and other current assets	81,863	79,312
Total current assets	836,476	782,556

Lease right-of-use assets	503,430	554,303
Property and equipment, net	150,238	172,437
Goodwill and intangible assets, net	227,503	240,071
Other assets	126,279	117,683
Total assets	$1,843,926	$1,867,050

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$290,000	$250,000
Mandatory purchase obligation - Blowfish Malibu	—	39,134
Trade accounts payable	331,470	280,501
Lease obligations	128,495	153,060
Other accrued expenses	275,648	182,814
Total current liabilities	1,025,613	905,509

Noncurrent lease obligations	452,909	518,942
Long-term debt	—	198,851
Other liabilities	42,017	39,894
Total other liabilities	494,926	757,687

Total Caleres, Inc. shareholders’ equity	318,570	200,247
Noncontrolling interests	4,817	3,607
Total equity	323,387	203,854
Total liabilities and equity	$1,843,926	$1,867,050

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Fifty-Two Weeks Ended
($ thousands)	January 29, 2022	January 30, 2021
OPERATING ACTIVITIES:
Net cash provided by operating activities	$168,441	$126,353

INVESTING ACTIVITIES:
Purchases of property and equipment	(18,393)	(16,786)
Capitalized software	(5,752)	(5,274)
Net cash used for investing activities	(24,145)	(22,060)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	632,000	438,500
Repayments under revolving credit agreement	(592,000)	(463,500)
Redemption of senior notes	(200,000)	—
Dividends paid	(10,648)	(10,764)
Blowfish Malibu mandatory purchase obligation	(8,996)	—
Debt issuance costs	(1,190)	—
Acquisition of treasury stock	(16,965)	(23,348)
Issuance of common stock under share-based plans, net	(3,910)	(1,135)
Contributions by noncontrolling interests, net	—	139
Other	(676)	(1,198)
Net cash used for provided by financing activities	(202,385)	(61,306)
Effect of exchange rate changes on cash and cash equivalents	(91)	90
(Decrease) increase in cash and cash equivalents	(58,180)	43,077
Cash and cash equivalents at beginning of period	88,295	45,218
Cash and cash equivalents at end of period	$30,115	$88,295

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS (LOSS) AND ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 29, 2022			January 30, 2021
		Net			Net (Loss)
	Pre-Tax	Earnings		Pre-Tax	Earnings	Diluted
	Impact of	Attributable	Diluted	Impact of	Attributable	(Loss)
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings (loss)		$33,854	$0.88		$(76,976)	$(2.11)

Charges/other items:
Loss on early extinguishment of debt	$361	268	0.01	$—	—	—
Deferred tax valuation allowances	—	746	0.02	—	—	—
Intangible asset impairment charges	—	—	—	23,805	17,854	0.49
COVID-19-related expenses (1)	—	—	—	15,245	37,486	1.03
Brand Portfolio - business exits	—	—	—	14,774	13,680	0.37
Fair value adjustment to Blowfish purchase obligation	—	—	—	8,989	6,675	0.18
Vionic integration-related costs	—	—	—	3,436	2,552	0.07
Total charges/other items	$361	$1,014	$0.03	$66,249	$78,247	$2.14
Adjusted earnings (loss)		$34,868	$0.91		$1,271	$0.03

	(Unaudited)
	Fifty-Two Weeks Ended
	January 29, 2022			January 30, 2021
					Net (Loss)
	Pre-Tax	Net Earnings		Pre-Tax	Earnings	Diluted
	Impact of	Attributable	Diluted	Impact of	Attributable	(Loss)
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings (loss)		$137,019	$3.56		$(439,114)	$(11.80)

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$15,423	11,454	0.30	$23,935	17,773	0.48
Brand Portfolio - business exits	13,482	11,927	0.31	16,372	14,867	0.40
Loss on early extinguishment of debt	1,011	750	0.02	—	—	—
Deferred tax valuation allowances	—	4,040	0.10	—	—	—
Goodwill and intangible asset impairment charges	—	—	—	286,524	236,360	6.35
COVID-19-related expenses (2)	—	—	—	114,285	115,533	3.10
Vionic integration-related costs	—	—	—	3,436	2,552	0.07
Total charges/other items	$29,916	$28,171	$0.73	$444,552	$387,085	$10.40
Adjusted earnings (loss)		$165,190	$4.29		$(52,029)	$(1.40)

(1)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of use assets.
(2)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of-use assets, inventory markdowns, expenses associated with factory order cancellations, provision for expected credit losses and severance.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$401,877	$346,657	$291,171	$234,034	$(13,768)	$(9,732)	$679,280	$570,959
Gross profit	196,686	141,616	98,989	83,121	(889)	822	294,786	225,559
Adjusted gross profit	196,686	141,616	98,989	85,506	(889)	822	294,786	227,944
Gross profit rate	48.9%	40.9%	34.0%	35.5%	6.5%	(8.4)%	43.4%	39.5%
Adjusted gross profit rate	48.9%	40.9%	34.0%	36.5%	6.5%	(8.4)%	43.4%	39.9%
Operating earnings (loss)	55,668	14,830	10,812	(55,888)	(22,652)	(14,321)	43,828	(55,379)
Adjusted operating earnings (loss)	55,668	14,830	10,812	1,214	(22,652)	(14,163)	43,828	1,881
Operating earnings (loss) %	13.9%	4.3%	3.7%	(23.9)%	n/m %	n/m %	6.5%	(9.7)%
Adjusted operating earnings (loss) %	13.9%	4.3%	3.7%	0.5%	n/m %	n/m %	6.5%	0.3%
Same-store sales % (on a 13-week basis)	15.2%	(1.8)%	46.4%	(28.3)%	—%	—%	—%	—%
Number of stores	894	916	86	170	—	—	980	1,086

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$196,686	$141,616	$98,989	$83,121	$(889)	$822	$294,786	$225,559
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	2,385	—	—	—	2,385
Total charges/other items	—	—	—	2,385	—	—	—	2,385
Adjusted gross profit	$196,686	$141,616	$98,989	$85,506	$(889)	$822	$294,786	$227,944
Operating earnings (loss)	$55,668	$14,830	$10,812	$(55,888)	$(22,652)	$(14,321)	$43,828	$(55,379)
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	14,774	—	—	—	14,774
Intangible asset impairment charges	—	—	—	23,805	—	—	—	23,805
COVID-19-related expenses	—	—	—	15,245	—	—	—	15,245
Vionic integration-related costs	—	—	—	3,278	—	158	—	3,436
Total charges/other items	—	—	—	57,102	—	158	—	57,260
Adjusted operating earnings (loss)	$55,668	$14,830	$10,812	$1,214	$(22,652)	$(14,163)	$43,828	$1,881

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$1,748,291	$1,263,551	$1,081,003	$902,481	$(51,690)	$(48,962)	$2,777,604	$2,117,070
Gross profit	839,401	489,883	386,780	294,828	1,136	2,338	1,227,317	787,049
Adjusted gross profit	839,401	495,841	386,780	326,269	1,136	2,338	1,227,317	824,448
Gross profit rate	48.0%	38.8%	35.8%	32.7%	(2.2)%	(4.8)%	44.2%	37.2%
Adjusted gross profit rate	48.0%	39.2%	35.8%	36.2%	(2.2)%	(4.8)%	44.2%	38.9%
Operating earnings (loss)	276,415	(23,821)	35,928	(408,444)	(106,536)	(53,393)	205,807	(485,658)
Adjusted operating earnings (loss)	276,415	(1,270)	49,410	(11,172)	(106,536)	(52,599)	219,289	(65,041)
Operating earnings (loss)%	15.8%	(1.9)%	3.3%	(45.3)%	n/m %	n/m %	7.4%	(22.9)%
Adjusted operating earnings (loss)%	15.8%	(0.1)%	4.6%	(1.2)%	n/m %	n/m %	7.9%	(3.1)%
Same-store sales % (on a 52-week basis)	12.5%	1.6%	30.6%	(31.0)%	—%	—%	—%	—%
Number of stores	894	916	86	170	—	—	980	1,086

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,	January 29,	January 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$839,401	$489,883	$386,780	$294,828	$1,136	$2,338	$1,227,317	$787,049
Charges/Other Items:
COVID-19-related expenses	—	5,958	—	27,458	—	—	—	33,416
Brand Portfolio - brand exits	—	—	—	3,983	—	—	—	3,983
Total charges/other items	—	5,958	—	31,441	—	—	—	37,399
Adjusted gross profit	$839,401	$495,841	$386,780	$326,269	$1,136	$2,338	$1,227,317	$824,448
Operating earnings (loss)	$276,415	$(23,821)	$35,928	$(408,444)	$(106,536)	$(53,393)	$205,807	$(485,658)
Charges/Other Items:
Brand Portfolio - business exits	—	—	13,482	16,372	—	—	13,482	16,372
Goodwill and intangible asset impairment charges	—	—	—	286,524	—	—	—	286,524
COVID-19-related expenses	—	22,551	—	91,098	—	636	—	114,285
Vionic integration-related costs	—	—	—	3,278	—	158	—	3,436
Total charges/other items	—	22,551	13,482	397,272	—	794	13,482	420,617
Adjusted operating earnings (loss)	$276,415	$(1,270)	$49,410	$(11,172)	$(106,536)	$(52,599)	$219,289	$(65,041)

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 29,	January 30,	January 29,	January 30,
	2022	2021	2022	2021
($ thousands, except per share data)
Net earnings (loss) attributable to Caleres, Inc.:
Net earnings (loss)	$33,942	$(77,079)	$138,163	$(438,994)
Net (earnings) loss attributable to noncontrolling interests	(88)	103	(1,144)	(120)
Net earnings (loss) attributable to Caleres, Inc.	33,854	(76,976)	137,019	(439,114)
Net earnings allocated to participating securities	(1,240)	—	(4,982)	—
Net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$32,614	$(76,976)	$132,037	$(439,114)

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,486	36,564	36,741	37,220
Dilutive effect of share-based awards	533	—	354	—
Diluted common shares attributable to Caleres, Inc.	37,019	36,564	37,095	37,220

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.89	$(2.11)	$3.59	$(11.80)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.88	$(2.11)	$3.56	$(11.80)

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
	January 29,	January 30,	January 29,	January 30,
	2022	2021	2022	2021
($ thousands, except per share data)
Adjusted net earnings (loss) attributable to Caleres, Inc.:
Adjusted net earnings (loss)	$34,956	$1,168	$166,334	$(51,909)
Net (earnings) loss attributable to noncontrolling interests	(88)	103	(1,144)	(120)
Adjusted net earnings (loss) attributable to Caleres, Inc.	34,868	1,271	165,190	(52,029)
Net earnings allocated to participating securities	(1,277)	(55)	(6,013)	—
Adjusted net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$33,591	$1,216	$159,177	$(52,029)

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,486	36,564	36,741	37,220
Dilutive effect of share-based awards	533	162	354	—
Diluted common shares attributable to Caleres, Inc.	37,019	36,726	37,095	37,220

Basic adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.92	$0.03	$4.33	$(1.40)

Diluted adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$0.91	$0.03	$4.29	$(1.40)

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
($ thousands)	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
EBITDA
Net earnings (loss) attributable to Caleres, Inc.	$202,572	$(23,198)	$18,009	$(358,798)	$(83,562)	$(57,118)	$137,019	$(439,114)
Income tax provision (benefit)	68,873	(7,118)	50	(64,307)	(17,842)	(6,692)	51,081	(78,117)
Interest expense, net	4,969	6,496	17,441	16,846	8,520	24,945	30,930	48,287
Loss on early extinguishment of debt	—	—	—	—	1,011	—	1,011	—
Depreciation and amortization (1)	20,341	23,090	23,753	28,889	8,236	8,560	52,330	60,539
EBITDA	$296,755	$(730)	$59,253	$(377,370)	$(83,637)	$(30,305)	$272,371	$(408,405)

EBITDA margin	17.0%	(0.1)%	5.5%	(41.8)%	161.8%	61.9%	9.8%	(19.3)%

Adjusted EBITDA
Adjusted net earnings (loss) attributable to Caleres, Inc. (2)	$202,572	$(6,228)	$29,937	$(17,716)	$(67,319)	$(28,085)	$165,190	$(52,029)
Income tax provision (benefit) (3)	68,873	(1,538)	1,605	(8,115)	(17,653)	(10,997)	52,825	(20,650)
Interest expense, net (4)	4,969	6,496	17,441	16,846	(6,903)	1,010	15,507	24,352
Depreciation and amortization (1)	20,341	23,090	23,753	28,889	8,236	8,560	52,330	60,539
Adjusted EBITDA	$296,755	$21,820	$72,736	$19,904	$(83,639)	$(29,512)	$285,852	$12,212

Adjusted EBITDA margin	17.0%	1.7%	6.7%	2.2%	161.8%	60.3%	10.3%	0.6%

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings (loss) attributable to Caleres, Inc. to adjusted net earnings (loss) attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the interest expense, net adjustments on Schedule 4, including the fair value adjustment to the Blowfish purchase obligation.